UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 4, 2014 (December 4, 2014)
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MEAD JOHNSON NUTRITION COMPANY
(Exact Name of Registrant as Specified in Charter)
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Delaware	001-34251	80-0318351
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2701 Patriot Blvd., Glenview, Illinois	60026
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 832-2420

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01:	Entry into a Material Definitive Agreement.
Effective December 4, 2014, Mead Johnson Nutrition Company (the “Company”) adopted the Second Amended and Restated Mead Johnson & Company, LLC Senior Executive Severance Plan (the “Amended Severance Plan”). The descriptions set forth below detail the material terms of such amendments.
Amended Severance Plan
The Amended Severance Plan amends and restates the Company’s preexisting executive severance plan to update eligibility and payment provisions and to make other technical and clarifying changes, including without limitation:

•	Reflecting the Company’s intent that the plan apply to both Mead Johnson & Company, LLC and each of its affiliates;

•
Clarifying that employees subject to statutory severance payments under applicable local law may participate in the Amended Severance Plan only to the extent that severance payments under the Amended Severance Plan exceed the severance payments provided by applicable statutory agreements;

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Reflecting that the group of employees eligible to participate in the Amended Severance Plan includes: (1) Tier 1 - Chief Executive Officer, (2) Tier 2 - other members of the Company’s executive committee as constituted from time to time (other than the CEO) and (3) Tier 3 - Senior Executives not otherwise in Tier 1 or Tier 2 who are in salary grades 17 and above;

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Updating the severance terms to provide that the amount of the cash portion of severance pay to which participants are entitled under the Amended Severance Plan will be a specified multiple of both base salary and target bonus payments (instead of a multiple of only base salary) and to provide that severance will be prorated if a participant has been employed by the Company for less than two years;

•	Providing that the amount of severance to which international assignees would be entitled will be reduced by an amount equal to any local statutory payments and tax equalization payments due; and

•	Indicating that participants will be entitled to repatriation benefits in accordance with the applicable repatriation policies of the Company or its affiliates.
The Amended Severance Plan is attached as Exhibit 10.1 to this Form 8-K and is incorporated herein by reference.

Item 9.01:	Financial Statements and Exhibits
(d)    Exhibits

10.1	Second Amended and Restated Mead Johnson & Company, LLC Senior Executive Severance Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Mead Johnson Nutrition Company

Date: December 5, 2014	By:	/s/ William C. P'Pool
William C. P'Pool
Senior Vice President, General Counsel and Secretary